UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 12, 2015

Corium International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36375	38-3230774
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

235 Constitution Drive, Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 298-8255

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                  Submission of Matters to a Vote of Security Holders.

On March 12, 2015, Corium International, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).  The stockholders of the Company voted in person or by proxy at the Annual Meeting on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on January 21, 2015:

1.                                      To elect three Class I directors to serve as members of our board of directors until the third annual meeting of stockholders following the Annual Meeting and until his successor has been elected and qualified or until his earlier resignation or removal.

2.                                      To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015.

3.                                      To re-approve the Internal Revenue Code Section 162(m) limits of our 2014 Equity Incentive Plan to preserve our ability to receive corporate income tax deductions that may become available pursuant to Section 162(m).

The voting results for each of these proposals are detailed below.

1.              Election of Directors

Each of the three nominees for director was elected to serve until the third annual meeting of stockholders following the Annual Meeting and until his successor has been elected and qualified or until his earlier resignation or removal. The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Bhaskar Chaudhuri, Ph.D.	15,462,157	325,877	586,588
Ronald Eastman	15,162,879	625,155	586,588
Paul Goddard, Ph.D.	15,462,157	325,877	586,588

2.              Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015. The voting results were as follows:

For	Against	Abstentions

16,372,734	679	1,209

3.              Re-approval of the Section 162(m) Limits of the 2014 Equity Incentive Plan

The stockholders re-approved the Section 162(m) limits of the 2014 Equity Incentive Plan. The voting results were as follows:

For	Against	Abstentions	Broker Non Votes

13,591,203	2,186,659	10,172	586,588

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORIUM INTERNATIONAL, INC.

Date: March 13, 2015	By:	/s/ Peter D. Staple
Peter D. Staple
Chief Executive Officer

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